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                                                                      EXHIBIT 24
                               POWERS OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert Clements, Peter A. Appel and Louis
T. Petrillo as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Arch Capital Group Ltd.'s Annual Report on Form 10-K for the year ended December 31, 2000 and any and all amendments and supplements thereto, and to file the same with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE                       TITLE                            DATE

/s/ Robert Clements             Chairman and Director         March 22, 2001
-----------------------------
Robert Clements


/s/ Peter A. Appel              President, Chief              March 22, 2001
-----------------------------   Executive Officer
Peter A. Appel                  (Principal Executive
                                Officer) and Director


/s/ Debra M. O'Connor           Senior Vice President,        March 22, 2001
-----------------------------   Controller and Treasurer
Debra M. O'Connor               (Principal Financial and
                                Accounting Officer)


/s/ W. Marston Becker           Director                      March 22, 2001
-----------------------------
W. Marston Becker


/s/ Michael P. Esposito, Jr.    Director                      March 22, 2001
-----------------------------
Michael P. Esposito, Jr.


/s/ Lewis L. Glucksman          Director                      March 22, 2001
-----------------------------
Lewis L. Glucksman


/s/ Ian R. Heap                 Director                      March 22, 2001
-----------------------------
Ian R. Heap


/s/ Thomas V. A. Kelsey         Director                      March 29, 2001
-----------------------------
Thomas V. A. Kelsey


/s/ Mark D. Mosca               Director                      March 22, 2001
-----------------------------
Mark D. Mosca

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/s/ Robert F. Works             Director                      March 22, 2001
-----------------------------
Robert F. Works